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                                                                    EXHIBIT 23.8






                        CONSENT OF INDEPENDENT AUDITORS





         We consent to the use of our report dated 3 June 1996, with respect to the consolidated financial statements of Dransfield Paper Holdings Limited included in the Amendment No. 1 to the Registration Statement (Form S-1) and related Prospectus of Dransfield China Paper Corporation for the registration of 461,572 common shares.




                                               /s/ Ernst & Young

                                               Ernst & Young


Hong Kong
27 December 1996